Exhibit 10.41

AMENDMENT NO. 1 TO

SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT

This Amendment No. 1 to the Subordinated Convertible Note Purchase Agreement (this “Amendment”) is made and entered into as of June 1, 2010, by and among Mascoma Corporation, a Delaware corporation (the “Company”), and the Purchasers parties hereto. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Note Purchase Agreement (as defined below).

WHEREAS, the Company and certain Purchasers are parties to that certain Subordinated Convertible Note Purchase Agreement, dated as of April 7, 2010 (the “Note Purchase Agreement”);

WHEREAS, the Company and the Purchasers whose signatures are affixed below desire to amend the Note Purchase Agreement to modify the process for selling certain of the Notes;

WHEREAS, pursuant to Section 5.02 of the Note Purchase Agreement, any provision of the Note Purchase Agreement can be amended if the Company shall obtain consent thereto in writing from the Purchasers holding at least 66 2/3% of the principal outstanding under the then outstanding Notes (the “Requisite Purchasers”); and

WHEREAS, the undersigned Purchasers represent the Requisite Purchasers.

NOW THEREFORE, the parties hereby agree as follows:

1.	Section 1.02(b) of the Note Purchase Agreement shall be amended and restated in its entirety as set forth below:

“(b) The Follow-On Closing. Following the Initial Closing, the Company will offer up to $1,419,000 total principal amount of Notes, on a pro rata basis (based on shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) issuable upon conversion of the Preferred Stock (as defined below) held by such holders), to the holders of the Company’s Preferred Stock who are not Initial Purchasers (the “Other Investors”). Any Other Investor who commits to purchase Notes shall execute an Additional Purchaser signature page to this Agreement, in substantially the form attached hereto as Schedule A, and shall thereafter be bound to this Agreement as an Additional Purchaser, and Exhibit B attached hereto shall be updated to include the principal amount of Notes that each Additional Purchaser has committed to purchasing. Forty percent (40%) of each Additional Purchaser’s commitment shall be funded at the Follow- On Closing (as defined below) and the remaining sixty percent (60%) shall be funded at the Second Closing (as defined below). The initial purchase and sale of the Notes to the Additional Purchasers shall take place at a closing (the “Follow-On Closing”) to be held no later than sixty (60) days after the Initial Closing.”

Any Notes offered to the Other Investors that are not purchased by the Other Investors at the Follow-On Closing (the “Additional Follow-On Notes”) may be offered and sold by the Company in accordance with Section 1.02(c) below.”

2.	Section 1.02(c) of the Note Purchase Agreement shall be amended and restated in its entirety as set forth below:

“(c) The Second Closing. After the Initial Closing and the Follow-On Closing, the Company shall sell, and the Purchasers shall purchase, Notes in the principal amounts set forth opposite each Purchaser’s name on Exhibit A (for Initial Purchasers) or Exhibit B (for Additional Purchasers) under the heading “Principal Amount of Notes to Be Purchased at the Second Closing.” Such purchase and sale shall take place at a closing (the “Second Closing,” and together with the Initial Closing, the Follow-On Closing and the Final Closing (as defined below), the “Closings” and each individually a “Closing”) to be held no sooner than two (2) days and no later than ten (10) days following the approval by (A) the Board of Directors of the Company and (B) the Purchasers holding at least sixty-six and two-thirds percent (66 2/3%) of the principal amount of the outstanding Notes then held by all Purchasers of (i) a business plan and strategy for monetization of the Company’s corn CBP business and (ii) a plan for near- term acquisition opportunities for the Company (the “Second Closing Approval”); provided that if the Second Closing Approval does not occur on or before June 15, 2010, the Purchasers shall be relieved of their obligation to purchase any additional Notes hereunder. Notwithstanding the foregoing, if a Purchaser (an “Opting Out Purchaser”) obligated to purchase a Note at the Second Closing chooses not to purchase such Note at the Second Closing, such Opting Out Purchaser shall be relieved of its obligation to purchase such Note, but such Opting Out Purchaser shall be subject to the Mandatory Conversion described in Section 1.02(e). Each Purchaser shall give the Company notice, at least two (2) days prior to the Second Closing, if such Purchaser shall be an Opting Out Purchaser.

The Additional Follow-On Notes and any Notes not purchased at the Second Closing by Opting Out Purchasers (the “Additional Opt Out Notes,” and together with the Additional Follow-On Notes, the “Additional Notes”) may be offered by the Company to Purchasers who have funded or committed to fund their entire pro rata portion of Notes (collectively, the “Participating Purchasers”) on a pro rata basis to the Notes purchased by all Participating Purchasers. If and to the extent that the Participating Purchasers do not agree to purchase all Additional Notes, the Company may, in its sole discretion, apportion and offer the Additional Notes as to which one or more Participating Purchasers has declined the Company’s offer to purchase to one or more of the Participating Purchasers. Upon the acceptance by any Participating Purchaser of the Company’s offer to purchase Additional Notes, the principal amount of Notes set forth opposite such Purchaser’s name under the column “Principal Amount of Notes Purchased at the Second Closing” or “Principal Amount of Additional Notes Purchased at the Final Closing” on Exhibit A or Exhibit B, as the case may be, shall be increased by the

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Company in an amount equal to the principal amount of the Additional Notes agreed to be purchased by such Participating Purchaser. The purchase and sale of the Additional Notes shall take place either at the Second Closing or at a final closing to be held within ten (10) business days following the Second Closing (the “Final Closing”), as determined by the Company.”

3.	Except as amended hereby, the remainder of the Note Purchase Agreement shall remain in full force and effect.

4.	This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

5.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Amendment may be executed and delivered by facsimile, or by e-mail in portable document format (.pdf) and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties. This Amendment shall take effect when executed by the Company and the Requisite Purchasers.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Subordinated Convertible Note Purchase Agreement on the day, month and year first above written.

MASCOMA CORPORATION

By:
Name:
Title:

/s/ R. Jeremy Grantham
R. Jeremy Grantham

Mascoma Corp. Amendment No 1 to Subordinated Convertible Note Purchase Agreement dated June 1, 2010

PINNACLE VENTURES II-A, L.P PINNACLE VENTURES II-B, L.P. PINNACLE VENTURES II-C, L.P. PINNACLE VENTURES II-R, L.P. PINNACLE VENTURES EQUITY FUND I, L.P.
PINNACLE VENTURES EQUITY FUND I-O, L.P.
PINNACLE VENTURES EQUITY FUND I AFFILIATES, L.P.

By Pinnacle Ventures Equity Management I, L.L.C., its general partner

By:	/s/ Robert N. Savoie
Name:	Robert N. Savoie
Title:	Chief Financial Officer

ATLAS VENTURE FUND VII, L.P.
By:	Atlas Venture Associates VII, L.P., Its General Partner
By:	Atlas Venture Associates VII, Inc., Its General Partner

By:	/s/ Kristen Laguerre
Name:	Kristen Laguerre
Title:	VP

GENERAL MOTORS HOLDINGS LLC

By:	/s/ Rajesh Yadava
	Name:	Rajesh Yadava
	Title:	Director of Business Development, Treasurer’s Office

FLAGSHIP VENTURES FUND 2004, L.P.

By: its General Partner Flagship Ventures General Partner LLC

By:	/s/ Noubar B. Afeyan
Name:
Title:

GENERAL CATALYST GROUP IV, L.P. By: General Catalyst Partners IV, L.P., its General Partner

By: General Catalyst GP IV, LLC, General Partner
By:	/s/ William J. Fitzgerald
	Name:	William J. Fitzgerald
	Title:	Member and Chief Financial Officer

GC ENTREPRENEURS FUND IV, L.P. By: General Catalyst Partners IV, L.P., its General Partner

By: General Catalyst GP IV, LLC, its General Partner

By:	/s/ William J. Fitzgerald
	Name:	William J. Fitzgerald
	Title:	Member and Chief Financial Officer

KHOSLA VENTURES I, LP

By: Khosla Ventures Associates I, LLC, a Delaware limited liability company and general partner of Khosla Ventures I, LP

By:	/s/ SAMIR KAUL
	Name:	SAMIR KAUL
	Title:	PARTNER

KPCB HOLDINGS, INC., as nominee

By:	/s/ ERIC KELLER
	Name:	ERIC KELLER
	Title:	PRESIDENT

BLUESTEM GROWTH & INCOME FUND III, LLC

By: Bluestem Capital Company, LLC

By:	/s/ Steve Kirby
	Name:	Steve Kirby
	Title:	President

BLUESTEM SELECT OPPORTUNITIES FUND, LLC

By: Bluestem Capital Company, LLC

By:	/s/ Steve Kirby
	Name:	Steve Kirby
	Title:	President

MPC INVESTMENT LLC

By:	/s/ Clifford C. Cook
	Name:	Clifford C. Cook
	Title:	Manager

MALAYSIAN LIFE SCIENCES CAPITAL FUND

By:	/s/ ROGER WYSE
	Name:	ROGER WYSE
	Title:	CO-CHAIRMAN

PIPER JAFFRAY & CO.

By:	/s/ Robert P. Rinek
	Name:	Robert P. Rinek
	Title:	Managing Director

/s/ David Mann
David Mann

CRM HOLDINGS, LLC

By:	/s/ Michael Ladiseh
	Name:	Michael Ladiseh
	Title:	Partner
6/7/2010

ATLAS VENTURE FUND VII, L.P.
By:	Atlas Venture Associates VII, L.P., Its General Partner
By:	Atlas Venture Associates VII, Inc., Its General Partner

By:	/s/ Kristen Laguerre
Name:	Kristen Laguerre
Title:	VP

/s/ Bruce A. Jamerson 6/9/10
Bruce A. Jamerson

VPVP CLEANTECH HOLDINGS 2006, L.L.C.

By:	VantagePoint Venture Partners 2006 (Q), L.P., Its Sole Member
By:	VantagePoint Venture Associates 2006, L.L.C., Its Managing Member

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT CLEANTECH PARTNERS, L.P.

By:	VantagePoint CleanTech Associates, L.L.C., Its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

FAGEN, INC.

By:	/s/ Ron Fagen
	Name:	Ron Fagen
	Title:	CEO & President

STACK, LLC

By:	/s/ Fred M. Fehsenfeld, Jr.
	Name:	Fred M. Fehsenfeld, Jr.
	Title:	Chief Operating Officer